UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 2, 2012

Carrollton Bancorp
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

7151 Columbia Gateway Drive, Suite A Columbia, Maryland (Address of principal executive offices)	21046 (Zip Code)

(410) 312-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 2, 2012, Carrollton Bancorp (“Carrollton Bancorp”) issued a press release announcing it has established a record date and a meeting date for the special meeting of its shareholders to consider and vote upon, among other things, the proposal to adopt the previously announced Agreement and Plan of Merger, dated as of April 8, 2012, as amended on May 7, 2012, by and among Carrollton Bancorp, Jefferson Bancorp, Inc. and Financial Services Partners Fund I, LLC, and to approve the transactions contemplated thereby, including the merger.

Carrollton Bancorp shareholders of record at the close of business on July 10, 2012 will be entitled to vote on the shareholder proposals. Carrollton Bancorp’s special meeting of shareholders will be held on August 23, 2012 at 7151 Columbia Gateway Drive, Suite A, Columbia, Maryland 21046 at 10:00 a.m., local time.

The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Important Information for Investors and Shareholders

This Report relates to a proposed merger between Carrollton and Jefferson that will become the subject of a definitive proxy statement, to be filed by Carrollton with the Securities and Exchange Commission (“SEC”). This Report is not a substitute for the definitive proxy statement that Carrollton will file with the SEC or any other document that Carrollton may file with the SEC or that Carrollton or Jefferson may send to its shareholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available in the case of Carrollton, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Carrollton through Mark Semanie, at 410-536-7308 and, in the case of Jefferson by directing a request to Kevin Cashen at 410-427-3707.

Participants in the Solicitation

CARROLLTON, JEFFERSON, and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the shareholders of Carrollton.  A list of the names of those directors and executive officers and descriptions of their interests in Carrollton will be contained in the definitive proxy statement which will be filed by Carrollton with the SEC.  Shareholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the definitive proxy statement when it becomes available.

Item 9.01.              Financial Statements and Exhibits.

Exhibit	Description

99.1 Press Release of Carrollton Bancorp, dated July 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

		By:	/s/ Robert A. Altieri
		Name:	Robert A. Altieri
Date:	July 2, 2012	Title:	Chief Executive Officer and President

		By:	/s/ Mark A. Semanie
		Name:	Mark A. Semanie
Date:	July 2, 2012	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1 Press Release of Carrollton Bancorp, dated July 2, 2012.